Exhibit 15.14
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20 -F of ArcelorMittal

LLC «KAI», in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the «2022 20-F»):

a) certify that we have supervised and validated the preparation of the mineral reserve/resource estimates for ArcelorMittal Kryvyi Rih Open Pit;

b) consent to the use of and references to our name, including our status as an expert or «qualified person» (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and mineral reserve/resource estimates for ArcelorMittal Kryvyi Rih Open Pit;

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

LLC «KAI» is responsible for authoring, and this consent pertains to, mineral reserve/resource estimates for ArcelorMittal Kryvyi Rih. LLC «KAI» certifies that it has read the 2022 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which we are responsible.

Dated: January 10, 2023

/s/ Mykhailo Nazarenko
Mykhailo Nazarenko
Director of LLC «KAI»
Member of Australasian Institute of Mining and Metallurgy

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20 -F of ArcelorMittal

LLC «KAI», in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the «2022 20-F»):

a) certify that we have supervised and validated the preparation of the mineral reserve/resource estimates for ArcelorMittal Kryvyi Rih Underground Mine;

b) consent to the use of and references to our name, including our status as an expert or «qualified person» (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and mineral reserve/resource estimates for ArcelorMittal Kryvyi Rih Underground Mine;

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

LLC «KAI» is responsible for authoring, and this consent pertains to, mineral reserve/resource estimates for ArcelorMittal Kryvyi Rih Underground Mine. LLC «KAI» certifies that it has read the 2022 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which we are responsible.

Dated: January 10, 2023

/s/ Mykhailo Nazarenko
Mykhailo Nazarenko
Director of LLC «KAI»
Member of Australasian Institute of Mining and Metallurgy